UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             ------------------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 9, 2006


                                   MIDAS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        01-13409                                           36-4180556
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1300 Arlington Heights Road,   Itasca, Illinois              60143
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   (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000

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Item 2.02 Results of operations and financial condition

     Press release: Midas files third quarter Form 10-Q; Revises 2006 income tax expense

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2006                               MIDAS, INC.

                                                     By: /s/ William M. Guzik
                                                         --------------------
                                                         William M. Guzik
                                                         Chief Financial Officer

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INDEX TO EXHIBITS:


Exhibit
Number                                     Description
------                                     -----------

99.1 Press release: Midas files third quarter Form 10-Q; Revises 2006 income tax expense